UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 13, 2020

INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)

NY1-485813-1432060
(State or Other Jurisdiction            (Commission            (I.R.S. Employer
of Incorporation)                File Number)            Identification No.)

521 West 57th Street, New York, NY                        10019
(Address of Principal Executive Offices)                        (Zip Code)

Registrant’s telephone number, including area code	(212)	765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	NYSE
6.00% Tangible Equity Units	IFFT	NYSE
0.500% Senior Notes due 2021	IFF 21	NYSE
1.75% Senior Notes due 2024	IFF 24	NYSE
1.800% Senior Notes due 2026	IFF 26	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 7.01. Regulation FD Disclosure
During the first quarter of 2020, International Flavors & Fragrances Inc. ("IFF" or the "Company") reorganized its reporting structure and combined substantially all of the components of the former Frutarom reportable operating segment into the former Taste reportable operating segment. As a result of the reorganization, the Company is now organized into two reportable operating segments, Taste and Scent.
The Company’s new reporting segments are aligned with its strategic priorities and reflect how management now reviews and evaluates operating performance. Starting with the Quarterly Report on Form 10-Q for the quarter ending March 31, 2020, the Company’s new reporting segments are presented as described above. The Company has prepared unaudited summary financial information and other data according to the new reporting segments for the previously reported year ended December 31, 2019, and the previously reported quarters in the year ended December 31, 2019, including net sales by segment and segment profit. This information is included as additional slides as an Appendix to the Company's presentation that accompanied the webcast covering the Company's First Quarter 2020 earnings results on May 12, 2020, which presentation may be accessed on the Company’s IR website at ir.iff.com.
The information contained in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1993, as amended, or the Exchange Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Rustom Jilla
Name:	Rustom Jilla
Title:	Executive Vice President and Chief Financial Officer
Dated:	May 13, 2020